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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         April 20, 2000
                                                 -------------------------------



                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



              Ohio                     1-8116                 31-0785108
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(State or other jurisdiction of    (Commission File          (IRS Employer
         incorporation)                 Number)            Identification No.)



4288 West Dublin-Granville Road, Dublin, Ohio                    43017
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         (614) 764-3100
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 1.                    Changes in Control of Registrant.
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                           Not applicable.


Item 2.                    Acquisition or Disposition of Assets.
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                           Not applicable.


Item 3.                    Bankruptcy or Receivership.
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                           Not applicable.


Item 4.                    Changes in Registrant's Certifying Accountant.
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                           Not applicable.


Item 5.                    Other Events.
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                           On April 20, 2000, the Company issued a press release
                           announcing that Thomas J. Mueller had been promoted to President and Chief Operating Officer of Wendy's North America, that Edward K. Choe had been promoted to Senior Vice President of Wendy's Northeast Region, and that the Company had begun a search for a new Chief Financial Officer. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 6.                    Resignations of Registrant's Directors.
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                           Not applicable.

Item 7.                    Financial Statements and Exhibits.
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                           Not applicable.

Item 8.                    Change in Fiscal Year.
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                           Not applicable.

Item 9.                    Sales of Equity Securities Pursuant to Regulation S.
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                           Not applicable.

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                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WENDY'S INTERNATIONAL, INC.


                                        By: /s/ John T. Schuessler
                                            ------------------------------------
                                            John T. Schuessler
                                            Chief Executive Officer & President

Date:       April 20, 2000
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